MASSMUTUAL INSTITUTIONAL FUNDS
Supplement dated July 12, 2001 to the
Prospectus dated May 1, 2001

Effective July 2, 2001, Harris Associates L.P. replaced Mercury Advisors as one of the Overseas Fund’s two Sub-Advisers.

The fourth paragraph under Principal Investment Strategies and Risks on page 44 is replaced in its entirety by the following:

Harris utilizes a fundamental, bottom-up investment strategy. Harris seeks out companies that it believes to be trading in the market at significant discounts to their underlying values. These businesses must offer, in Harris’ opinion, significant profit potential and be run by managers who think and act as owners. Harris’ research analysts are generalists and search for value in the stock market wherever it may be, regardless of industry, as well as in both established and emerging markets. This structure provides analysts with a much broader perspective and allows them to assess relative values among companies in different industry sectors.

Harris’ portfolio managers and analysts also look for value based on a company’s normalized earnings (after adjusting for cyclical influences) and asset value. A company must be selling at 30% or greater discount to its value to be a candidate for purchase. Stocks are analyzed in terms of financial strength, the position of the company in its industry, and the attractiveness of the industry.

The following information supplements the information found on page 55 regarding Harris Associates L.P. under the section titled About the Investment Adviser and Sub-Advisers:

David G. Herro

is a portfolio manager of the portfolio of the Overseas Fund. Mr. Herro, a Chartered Financial Analyst, is the Managing Director of International Equities. Prior to joining Harris in 1992, Mr. Herro worked as a portfolio manager for The Principal Financial Group from 1986 to 1989 and as a portfolio manager for The State of Wisconsin Investment Board from 1989 to 1992.

Michael J. Welsh

is a portfolio manager of the portfolio of the Overseas Fund. Mr. Welsh, a Chartered Financial Analyst and a Certified Public Accountant, is the Director of International Research. Prior to joining Harris in 1992, Mr. Welsh worked as a Consultant in Valuation Services with Price Waterhouse from 1985 to 1990 and as a Senior Associate in Valuation Services with Coopers & Lybrand from 1990 to 1992.

The description of Massachusetts Financial Services Company beginning on page 52 under the section titled About the Investment Adviser and Sub-Advisers is replaced in its entirety by the following:

Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts 02116, manages the investments of the Growth Equity Fund. MFS had approximately $141 billion in assets under management as of December 31, 2000. MFS is an indirect, wholly-owned subsidiary of SunLife Assurance Company of Canada.

Stephen Pesek

is the portfolio manager of the Growth Equity Fund. Mr. Pesek has been a portfolio manager with MFS since 1994. Mr. Pesek is a senior vice president of MFS and manages other portfolios with investment objectives similar to that of the Fund.
B2098-01.2